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                                                                    EXHIBIT 10.7


                         STOCKHOLDERS' PLEDGE AGREEMENT

                                      AMONG

                   ALLIED RISER COMMUNICATIONS HOLDINGS, INC.,

                            EGI-ARC INVESTORS, L.L.C.
                     (AS COLLATERAL AGENT AND INDIVIDUALLY),

                           TELECOM PARTNERS II, L.P.,

                           CRESCENDO WORLD FUND, LLC,

                             EAGLE VENTURES WF, LLC,

                              CRESCENDO III, L.P.,

                         LAWRENCE EQUITY GROUP, L.L.C.,


                                     AND THE

              INDIVIDUALS IDENTIFIED ON SCHEDULE 1 ATTACHED HERETO






                                NOVEMBER 23, 1998


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                         STOCKHOLDERS' PLEDGE AGREEMENT


         THIS STOCKHOLDERS' PLEDGE AGREEMENT, dated as of November 23, 1998, is made and entered into by and among each of the Persons (as defined below) listed on Schedule 1 hereto (each such Person being a "Pledgor"); Allied Riser Communications Holdings, Inc., a Delaware corporation ("ARC Holdings"), EGI-ARC Investors, L.L.C. ("EGI-ARC"), a Delaware limited liability company, as collateral agent (in such capacity, the "Collateral Agent") for the benefit of
(i) EGI-ARC, in its individual capacity, (ii) Telecom Partners II, L.P., a Delaware limited partnership, ("TP"), (iii) Crescendo World Fund, LLC, a Delaware limited liability company ("CWF"), (iv) Eagle Ventures WF, LLC, a Minnesota limited liability company ("EVW"), (v) Crescendo III, L.P., a Delaware limited partnership ("CIII"), (vi) Lawrence Equity Group, LLC, a California limited liability company ("LEG"), (vii) and (vii) each Person who is designated as a "Financial Sponsor" in accordance with Section 3.13 of the Indemnification Agreement (as defined below), and (viii) ARC Holdings (each of the entities identified in the preceding clauses (i) through (viii) being a "Beneficiary"), EGI-ARC (in its individual capacity), TP, CWF, EVW, CIII and LEG.

         WHEREAS, pursuant to that certain Plan of Liquidation adopted by the respective boards of directors and shareholder of Carrier Direct, Inc., a Texas corporation, and Allied Riser Communications, Inc., a Texas corporation, formerly known as RiserCorp, Inc., dated as of November 20, 1998, each has liquidated into RCH Holdings, Inc., a Texas corporation ("RCH"); and

         WHEREAS, pursuant to an Asset Transfer Agreement: (i) RCH has transferred to ARC Holdings, and ARC Holdings has acquired from RCH, all of the interest of RCH in substantially all of the assets of RCH, subject to all of the liabilities of RCH (except for certain liabilities specifically excluded thereunder) (the "Asset Transfer"); and (ii) ARC Holdings has issued to RCH, and RCH has acquired from ARC Holdings, 50,191,806 shares of common stock of ARC Holdings, par value $0.0001 per share ("ARC Holdings Common Stock") representing 100% of ARC Holdings' common stock); and subject to compliance with all applicable federal and state securities and blue sky laws, RCH shall completely liquidate pursuant to Section 331 of the Internal Revenue Code of 1986, as amended, and shall distribute all ARC Holdings Common Stock held by RCH to the stockholders of RCH; and

         WHEREAS, immediately following the Asset Transfer, ARC Holdings has contributed to Allied Riser Communications, Inc., a Delaware corporation ("New ARC"), substantially all of ARC Holdings' assets and liabilities in exchange for 1,000 shares of New ARC common stock, par value $1.00 per share (the "ARC Contribution"), whereupon New ARC became a wholly-owned subsidiary of ARC Holdings; and

         WHEREAS, promptly following the distribution of ARC Holdings Common Stock to the Pledgors pursuant to the liquidation of RCH, each of EGI-ARC, TP, CV, CWF, EVW, CIII and LEG (collectively, the "Financial Sponsors"), propose to enter into Investment Agreements (the "Investment Agreements") with ARC Holdings, pursuant to which each Financial Sponsor will acquire ARC Holdings Common Stock and shares of ARC Holdings Series A-1 or Series A-2 Preferred Stock; and

         WHEREAS, to induce ARC Holdings to enter into the Asset Transfer Agreement and to induce the Financial Sponsors to enter into the respective Investment Agreements, each of the Pledgors has agreed to indemnify ARC Holdings, the Financial Sponsors, and certain other



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Indemnitees, pursuant to that certain Indemnification Agreement among each of the Pledgors, and the beneficiaries thereunder (the "Beneficiaries"), initially dated as of the date hereof (the "Indemnification Agreement"), against certain liabilities of RCH and certain predecessor corporations, including breaches of representations, warranties and covenants set forth in the Asset Transfer Agreement, with such indemnification obligations secured by, among other things, the pledges provided for herein.

         In consideration of the foregoing, the representations and warranties set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 Defined Terms As used in this Stockholders' Pledge Agreement, terms defined in the heading and the recitals shall have their respective assigned meanings, and the following capitalized terms shall have the meanings ascribed to them below:

                  (a) "Act" shall mean the Securities Act of 1933, as amended.

                  (b) "Collateral" shall have the meaning set forth in Article
II.

                  (c) "Effective Date" shall mean the date first above written.

                  (d) "Indemnified Party" shall have the meaning set forth in
Article VIII.

                  (e) "Loss" shall mean, with respect to any Beneficiary, any Loss as defined in the Indemnification Agreement.

                  (f) "Obligations" shall have the meaning set forth in Article II hereof.

                  (g) "Person" shall mean any individual, corporation, partnership, limited liability company, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other entity of any nature whatsoever.

                  (h) "Pledged Stock" shall mean the shares listed on Schedule 1 hereto, as such schedule may be modified from time to time in accordance with
Section 5.1 hereof.

                  (i) "Proceeds" shall have the meaning set forth in the UCC as in effect from time to time in the State of Delaware.

                  (j) "Transaction Documents" shall mean, collectively with this Stockholders' Pledge Agreement, the agreements and documents listed on Schedule 2 hereto, and any and all other agreements or other documents entered into or delivered concurrently herewith or subsequent hereto in order to effectuate the purpose and intent of any such documents and agreements, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof.

                  (k) "UCC" shall mean the Uniform Commercial Code.



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         Section 1.2 Headings, etc The headings in this Stockholders' Pledge
Agreement are included for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Stockholders' Pledge Agreement. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the Person may require.

                                   ARTICLE II

                          PLEDGE AND SECURITY INTEREST

         In order to secure the full and complete payment and performance by each Pledgor of each of its obligations under the Indemnification Agreement (regardless of whether or not such stock is restricted) (collectively, the "Obligations"), each Pledgor hereby pledges and grants to the Collateral Agent, for the benefit of the Beneficiaries, a continuing lien and first security interest in (a) all of the outstanding shares of common stock, options, warrants and all other securities of RCH and ARC Holdings currently or hereafter owned or acquired by each such Pledgor, including, without limitation, the Pledged Stock,
(b) all securities, dividends, options, warrants, subscription I rights, cash, instruments and other distributions and all other rights or property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock and any other property substituted or exchanged therefor or for any Collateral, and (c) any and all Proceeds (including, without limitation, Proceeds of, and substitutions and replacements for, the foregoing (all of the property and rights described in the foregoing clauses (a) through (c) being herein collectively called the "Collateral").

                                   ARTICLE III

                    DEPOSIT OF CERTIFICATES FOR PLEDGED STOCK

         Each of the Pledgors shall deliver or cause to be delivered (and authorize the delivery) to the Collateral Agent, concurrently with the execution of this Stockholders' Pledge Agreement, the certificates representing the Pledged Stock, endorsed in blank or accompanied by appropriate instruments of transfer or assignments duly endorsed in blank. The Collateral Agent shall not have any duty to assure that all certificates representing the Pledged Stock have been delivered to it or any obligation whatsoever with respect to the care, custody or protection of any certificates or instruments which may be delivered to it except only to exercise the same care in physically safekeeping such certificates or instruments as it would exercise in the ordinary course of its own business. Neither the Collateral Agent, any Beneficiary, nor any of their respective directors, members, officers, employees or agents shall be liable for any failure, or be obligated, to preserve or protect any rights with respect to the Pledged Stock or to receive or give any notice with respect thereto whether or not the Collateral Agent or Beneficiary is deemed to have knowledge of such matters.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Each of the Pledgors represents and warrants to the Collateral Agent and to each of the Beneficiaries as of the date of each pledge and delivery hereunder that:



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         Section 4.1 Transferability; Title Matters. The Collateral is free and clear of all liens, options, warrants, puts, calls, or other rights of third persons, and restrictions (including, without limitation, restrictions on voting), other than (i) those liens arising under this Stockholders' Pledge Agreement, (ii) restrictions on transferability imposed by applicable state and federal securities laws, and (iii) restrictions under the Transaction Documents. Upon the delivery to the Collateral Agent of the Pledged Stock, the security interests granted to the Collateral Agent hereunder will constitute perfected security interests therein superior and prior to all liens.

         Section 4.2 Ownership of Pledged Stock. Each of the Pledgors is the holder of record and the beneficial owner of the number of shares of issued and outstanding ARC Holdings Common Stock or other Collateral that is set forth opposite such Pledgor's name on Schedule 1 hereto. Such common stock or other Collateral has been duly and validly issued and is fully paid and nonassessable.

         Section 4.3 Investment; Securities Compliance. Each of the Pledgors (I) understands that the ARC Holdings Common Stock has not been, and will not be, registered under the Securities Act of 1933, as amended, or under any state securities or blue sky laws, and has been issued to such Pledgor in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) acquired the ARC Holdings Common Stock solely for its own account for investment purposes, and not with a view to the distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters, (iv) has received certain information concerning ARC Holdings and New ARC and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the ARC Holdings Common Stock, and (v) is able to bear the economic risk and lack of liquidity inherent in holding the ARC Holdings Common Stock. Each Pledgor further acknowledges that it is, as a result of being an officer, employee and/or long standing shareholder of RCH and/or its predecessor businesses, familiar with the business and operations of RCH (and such predecessor businesses) and the business as proposed to be conducted by ARC Holdings and New ARC, including the market, financial, technology and other risks associated therewith. Each Pledgor further acknowledges and agrees that in addition to the restrictions imposed on such Pledgor's Pledged Stock hereunder, such Pledged Stock is further subject to, among other things, all of the restrictions on transfer and otherwise imposed on such Pledged Stock pursuant to the Stockholders' Agreement (as amended from time to time, the "Stockholders' Agreement"), the applicable Subscription Agreement (as amended from time to time, the "Subscription Agreement") and the applicable Employment Agreement (if any) (as amended from time to time, the "Employment Agreement") to which such Pledgor is or shall become a party, as well as all applicable federal and state securities and blue sky laws.

         Section 4.4 Title and Power to Pledge the Collateral. Each Pledgor has good and marketable title to the Collateral and has all requisite rights, power, and authority to execute, deliver and comply with the terms of this Stockholders' Pledge Agreement and to pledge and deliver the Collateral to the Collateral Agent pursuant hereto. No authorization, consent or approval of, and no notice to or filing with, any Person is required in connection with the execution, delivery and performance of this Stockholders' Pledge Agreement or the exercise by the Collateral Agent of voting or other rights or remedies provided for in this Stockholders' Pledge Agreement which has not been obtained.



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         Section 4.5 Binding Effect. This Stockholders' Pledge Agreement
constitutes the legal, valid and binding obligation of each Pledgor enforceable against each Pledgor in accordance with its terms.

                                    ARTICLE V

                                    COVENANTS

         So long as any Obligations remain outstanding, each of the Pledgors covenants and agrees with the Collateral Agent as follows:

         Section 5.1 Pledge and Additional Stock. If any of the Pledgors shall at any time acquire any additional shares of ARC Holdings Common Stock, any other Pledged Stock or any option, warrant or other right with respect thereto, whether such acquisition shall be by purchase, exchange, reclassification, dividend, or otherwise, any such Pledgor shall forthwith (and without the necessity for any request or demand by the Collateral Agent) pledge and deliver the certificates representing such shares to the Collateral Agent, in the same manner as described in Article III hereof and shall promptly thereafter deliver to the Collateral Agent a certificate (which shall in each case be deemed to supplement Schedule 1 attached hereto to reflect such additional shares) executed by such Pledgor describing such Pledged Stock and certifying that the same has been duly pledged with the Collateral Agent hereunder. Any such additional shares shall constitute part of the Pledged Stock.

         Section 5.2 Applications, Approvals and Consents. Each Pledgor will, at the expense of ARC Holdings, so long as (i) no claims have been made and remain unresolved in full under the Indemnification Agreement, and (ii) no Pledgor shall be in breach of any obligations thereunder, hereunder or under such Pledgor's Employment Agreement (if any), Subscription Agreement or Stockholders' Agreement (the "Expense Condition"), and otherwise, at such Pledgor's expense, promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers the Collateral Agent may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, or authorization of any Person necessary or appropriate for the effective exercise of any rights under this Stockholders' Pledge Agreement. Without limiting the generality of the foregoing, each of the Pledgors agrees that in the event the Collateral Agent shall exercise its right to sell, transfer, or otherwise dispose of or take any other action in connection with any of the Collateral pursuant to this Stockholders' Pledge Agreement, each of the Pledgors shall execute and deliver all applications, certificates, and other documents the Collateral Agent may request and shall otherwise promptly, fully, and diligently cooperate with the Collateral Agent and any other necessary Persons, in making any application for the prior consent or approval of any Person to the exercise by the Collateral Agent of any of such rights relating to all or any part of the Collateral.

         Section 5.3 Security Interest and Lien. Each of the Pledgors (A) will preserve, warrant, and defend title to and ownership of the Pledged Stock and the lien and security interest created hereby in the Collateral against the claims of all Persons whomsoever and maintain and preserve such lien and security interest at all times during the term of this Stockholders' Pledge Agreement; (B) will not at any time sell, assign, pledge, transfer or otherwise dispose of or contract to sell, assign, transfer or otherwise dispose of its right, title and interest in and to any of the Collateral; (C) will not at any time, directly or indirectly, create, assume, or suffer to exist any lien, warrant, put, option, or other rights of third Persons and restrictions, other than the liens created by this Stockholders' Pledge



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Agreement and the Stockholders' Agreement, in and to the Collateral or any part thereof; and (D) will not do or suffer any matter or thing whereby the lien created by this Stockholders' Pledge Agreement in and to the Collateral might or could be impaired.

                                   ARTICLE VI

                                    THE AGENT

         Section 6.1 Authorization and Action. Each of the Beneficiaries hereby designates and appoints EGI-ARC to act as its collateral agent hereunder, and authorizes the Collateral Agent to take such actions as agent on such Beneficiary's behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of this Stockholders' Pledge Agreement together with such powers as are reasonably incidental thereto. The Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any of the Beneficiaries, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Collateral Agent shall be read into this Stockholders' Pledge Agreement or otherwise exist for the Collateral Agent. In performing its functions and duties hereunder, the Collateral Agent shall act solely in its own behalf as a Beneficiary and as agent for the Beneficiaries and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Pledgor or any of the Pledgors' successors or assigns. The Collateral Agent shall not be required to take any action which exposes the Collateral Agent to personal liability or which is contrary to this Stockholders' Pledge Agreement, any other Transaction Document or applicable law. The appointment and authority of the Collateral Agent hereunder shall terminate upon the indefeasible payment in full of all Obligations or the termination of this Stockholders' Pledge Agreement, whichever shall first occur. Each of the Beneficiaries hereby authorizes the Collateral Agent to execute each of the UCC financing statements on behalf of each of the Beneficiaries (the terms of which shall be binding on each of the Beneficiaries).

         Section 6.2 Delegation of Duties. The Collateral Agent may execute any of its duties under this Stockholders' Pledge Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

         Section 6.3 Successor Agent. The Collateral Agent (other than ARC Holdings, if ARC Holdings becomes the Collateral Agent hereunder in accordance with this Section 6.3) may, upon five days' notice to the Beneficiaries, resign as Collateral Agent. If the Collateral Agent shall resign, then a majority of the Beneficiaries during such five-day period shall appoint a successor collateral agent. If for any reason no successor Collateral Agent is appointed during such five-day period, then effective upon the termination of such five day period, ARC Holdings shall perform all of the duties of the Collateral Agent hereunder and under the other Transaction Documents, subject to removal as Collateral Agent by vote of Beneficiaries holding a majority in number of issued and outstanding shares of ARC Holdings Series A-1 and A-2 Preferred Stock. After the effectiveness of any retiring Collateral Agent's resignation hereunder as Collateral Agent, the retiring Collateral Agent shall be discharged from its duties and obligations and the provisions of this Article VI shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Collateral Agent under this Stockholders' Pledge Agreement.

         Section 6.4 General Immunity. Neither the Collateral Agent nor any of its respective shareholders, members, directors, partners, officers, agents, attorneys or employees shall be liable to any of the Beneficiaries for any action taken or omitted to be taken by it or them hereunder or



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under any other Transaction Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct as finally determined in a judgment of a court of competent jurisdiction.

         Section 6.5 Collateral Agent's Reimbursement and Indemnification. Each Beneficiary agrees to reimburse and indemnify the Collateral Agent for such Beneficiary's pro rata share (based on the number of issued and outstanding shares of ARC Holdings Series A-1 and A-2 Preferred Stock owned by such Beneficiary relative to the total number of all such preferred securities issued and outstanding) of any expenses incurred by the Collateral Agent on behalf of any of the Beneficiaries, in connection with the administration and enforcement of, this Stockholders' Pledge Agreement or the liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Collateral Agent in its capacity as such in any way relating to or arising out of this Stockholders' Pledge Agreement, any other Transaction Document or any other document delivered in connection with this Stockholders' Pledge Agreement or any other Transaction Document or the transactions contemplated hereby or thereby by the enforcement of any of the terms hereof or of any other Transaction Document or of any such other documents; provided that no Beneficiary shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Collateral Agent as finally determined in a final judgment of a court of competent jurisdiction.

                                   ARTICLE VII

                 RIGHTS OF THE PLEDGOR AND THE COLLATERAL AGENT

         Section 7.1 Dividends and Other Distributions.

                  (a) Unless and until a Loss shall occur and be continuing, the Pledgor shall be entitled to receive directly (subject to each Pledgor's obligations under Section 5.1), but shall retain as part of the
Collateral:

                           (i) all cash dividends on the Pledged Stock;

                           (ii) all other or additional stock or securities or
                  property paid or distributed by way of dividend, exercise, or conversion in respect of the Collateral;

                           (iii) all other or additional stock or other
                  securities or property (including cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                           (iv) all other or additional stock or other
                  securities or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization or other disposition of the Collateral.

                  (b) If a Loss has occurred and is continuing, the Collateral Agent shall continue, in accordance with Section 5.1 hereof, to be entitled to receive all payments or distributions of whatever kind made upon or with respect to any Collateral and all such sums, dividends,




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distributions and other such payments shall be paid to the Collateral Agent. All such sums, dividends, distributions and other such payments shall, if received by any Person other than the Collateral Agent after the occurrence of a Loss, be held in trust for the benefit of the Collateral Agent and shall forthwith be delivered to the Collateral Agent in the exact form received (accompanied by proper instruments of assignment and/or undated stock and/or bond powers executed by each of the Pledgors in accordance with the Collateral Agent's instructions) to be held subject to the terms of this Stockholders' Pledge Agreement.

         Section 7.2 Voting Rights. Unless and until a Loss shall occur and be continuing, the Pledgors shall have the sole and exclusive right to vote and give consents with respect to all the Collateral and to consent to, ratify, or waive notice of any and all meetings of the shareholders of ARC Holdings (to the extent such Collateral would entitle the Pledgor thereof to vote); provided, however, that none of the Pledgors shall cast any vote or give any consent, waiver or ratification or take any other action which would violate or be inconsistent with the terms of the Indemnification Agreement, this Stockholders' Pledge Agreement, any Subscription Agreement, any Employment Agreement, any Investment Agreement or any of the terms of any of the other Transaction Documents or any instrument or agreement relating to the Obligations, or which would have the effect of impairing the position or interests of the Collateral Agent. Upon the occurrence and during the continuance of a Loss, all such rights of each of the Pledgors to vote and to give consents, waivers and ratifications shall cease and all such rights shall thereupon become vested in the Collateral Agent and the Collateral Agent shall have the sole right to exercise such rights.

         Section 7.3 Right of Sale after a Loss. Upon the occurrence and during the continuance of a Loss, unless such Loss is timely paid pursuant to the terms of the Indemnification Agreement, subject to compliance with applicable law, the Collateral Agent may (i) transfer, convey and assign to ARC Holdings, and/or
(ii) sell (including, without limitation, to any or all of the Beneficiaries), in each case, without recourse to judicial proceedings, with the right to bid for and buy, the Collateral or any part thereof, upon 10 days' notice (which notice is agreed to be reasonable notice for the purposes hereof) to each of the Pledgors of the time and place of sale, for cash, upon credit or for future delivery, at the Collateral Agent's option and in the Collateral Agent's complete discretion:

                  (a) At public sale, including a sale at any broker's board or exchange;

                  (b) At private sale in any commercially reasonable manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Act or the rules and regulations promulgated thereunder, or any other law or regulation. The Collateral Agent is also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as it may deem required or appropriate in the event of sale or disposition of any of the Collateral, and each of the Pledgors agrees that the Collateral Agent shall not be liable or accountable to any of the Pledgors for any discount allowed by reason of the fact that such Collateral is sold in compliance with any applicable limitation or restriction of any governmental regulatory authority or official. Each of the Pledgors understands that the Collateral Agent may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any portion thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Any such private sale shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. In the event of any such sale under the circumstances described in this Section 7.3(b), the Collateral Agent shall not incur any responsibility or liability for selling the whole or any part of the Collateral at a price which the Collateral Agent may deem reasonable under the circumstances,



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notwithstanding the possibility that a substantially higher price might be realized if any such sale were a public sale. Each of the Pledgors agrees that in the event the Collateral Agent shall so sell the Collateral, or any portion thereof, at such private sale or sales, the Collateral Agent shall have the right to rely upon the advice and opinion of any Person who regularly deals in or evaluates stock of the type constituting the Collateral as to the price obtainable in a commercially reasonable manner upon such a private sale thereof.

                  In the case of any sale by the Collateral Agent of the Collateral on credit or for future delivery, the Collateral sold may be retained by the Collateral Agent until the selling price is paid by the purchaser, but the Collateral Agent shall not incur liability in case of failure of the purchaser to take up and pay for the Collateral so sold.

                  In connection with the sale of any of the Collateral, the Collateral Agent is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by the Collateral Agent to render such sale exempt from the registration requirements of the Act and any applicable state securities laws. In the event that, in the opinion of the Collateral Agent, it is necessary or advisable to have such securities registered under the provisions of such Act, or any similar law relating to the registration of securities, each of the Pledgors agrees, at its own expense, to
(i) execute and deliver all such instruments and documents, and to do or cause to be done such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable, to register such securities under the provisions of such Act or any applicable similar law relating to the registration of securities, and each of the Pledgors will use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as the Collateral Agent shall reasonably request, and to make all amendments thereof and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or desirable, all in conformity with the requirements of such Act or any applicable similar law relating to the registration of securities and the rules and regulations of the Securities and Exchange Commission applicable thereto; (ii) use its best efforts to qualify such securities under state "blue sky" and securities laws, all as reasonably requested by the Collateral Agent; (iii) at the request of the Collateral Agent, indemnify and hold harmless the Collateral Agent, any shareholders, members, directors, underwriters, employees, officers, agents, attorneys and accountants (collectively, the "Indemnified Parties") from and against any loss, liability, claim, damage, and expense (including, without limitation, reasonable fees and expenses of counsel incurred in connection therewith) under such Act or otherwise, insofar as such loss, liability, claim, damage, or expense arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under such Act or other securities laws, any preliminary prospectus or final prospectus contained therein, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of any Indemnified Party; provided, however, that the Pledgors shall not be liable in any case to the extent that any such loss, liability, claim, damage, or expense arises out of or is based upon an untrue statement or alleged untrue statement or an omission or an alleged omission made in reliance upon and in conformity with written information furnished to the Pledgors by an Indemnified Party specifically for use in such registration statement or preliminary or final prospectus; (iv) use best efforts to cause ARC Holdings to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of
Section 11(a) of such Act; and (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

         Section 7.4 Remedies. If a Loss shall have occurred and be continuing, the Collateral Agent shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Stockholders' Pledge Agreement, the Indemnification Agreement, by law, in equity, by statute or otherwise, including, without limitation, all rights and remedies of a secured party of a debtor in default under the UCC in effect in the applicable jurisdiction from time to time or any other relevant jurisdiction at that time) for the protection and enforcement of its rights in respect of the Collateral, and, to the extent permitted by applicable law, the Collateral Agent shall be entitled, without limitation, to exercise the following rights, which each of the Pledgors hereby agrees to be commercially reasonable:

                  (a) to exercise all of the rights, powers, and remedies in respect of the Collateral otherwise exercisable under Section 7.3 above and this
Section 7.4 by each of the Pledgors;

                  (b) to transfer all or any part of the Collateral into the Collateral Agent's name or the name or names of its nominee or nominees without any indication that such Collateral is subject to the security interest hereunder;

                  (c) to vote all or any part of the Collateral and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof, and in furtherance thereof each of the Pledgors shall, at the request of the Collateral Agent, execute and deliver to the Collateral Agent irrevocable proxies, in form and substance satisfactory to the Collateral Agent, authorizing the Collateral Agent to vote the Collateral;

                  (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral in one or more parcels, or any interest therein, at any public or private sale at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby expressly and irrevocably waived by each of the Pledgors) except as may be required by mandatory provisions of law, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Collateral Agent may determine. Each of the Pledgors agrees, to the extent that notice of sale shall be required by law, that 10 days' notice to each of the Pledgors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification; provided, however, that the Collateral Agent may give any shorter notice that is commercially reasonable under the circumstances;

                  (e) to settle, adjust, compromise and arrange all accounts, controversies, questions, claims and demands whatsoever in relation to all or any part of the Collateral;

                  (f) with respect to the Collateral, to execute all such contracts, agreements, deeds, documents and instruments, to bring, defend and abandon all such actions, suits and proceedings, and to take all actions in relation to all or any part of the Collateral as the Collateral Agent may determine;

                  (g) to appoint managers, agents and officers for any of the purposes mentioned in the foregoing provisions of this Article VII and to dismiss the same, all as the Collateral Agent may determine; and

                  (h) generally, to take all such other action as the Collateral Agent may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section 7.4 and which the Collateral Agent may lawfully do and to use the name of each of the Pledgors for the purposes aforesaid and in any proceedings arising therefrom.

         Section 7.5 Application of Proceeds. The Collateral Agent shall apply the proceeds of the Collateral, including the proceeds of any sales or other disposition of the Collateral, or any part thereof, under this Article VII, as follows:

                  (a) first, to the reasonable costs and expenses (including reasonable attorneys' fees) of holding, processing and preparing for sale or other transfer, selling, collecting and liquidating the Collateral, and the like, to the extent not recovered from the Pledgors hereunder;

                  (b) second, to the extent that any such proceeds remain after the application described in the immediately preceding clause (a), to the satisfaction of all Obligations of each of the Pledgors to ARC Holdings, pursuant to the Indemnification Agreement; and

                  (c) third, to the extent that any such proceeds remain after the application described in the immediately preceding clause (b), to the satisfaction of all Obligations of each of the Pledgors to the Financial Sponsors and Beneficiaries pursuant to Section 2.6(c) of the Indemnification Agreement.

         Section 7.6 Governance. All rights and remedies available to the Collateral Agent with respect to the grant, foreclosure and enforcement of the security interest and lien granted hereby and with respect to any action permitted hereunder may be exercised solely by the Collateral Agent.

                                  ARTICLE VIII

                                    INDEMNITY

         Each of the Pledgors shall: (i) pay all reasonable out-of-pocket costs and expenses of the Collateral Agent, each of the Beneficiaries, and each of their respective members, shareholders, partners, officers, directors, employees, representatives, attorneys and agents, other than such costs and expenses of the other shareholders, partners, officers, directors, employees, representatives, attorneys and agents of ARC Holdings to the extent such person is a Pledgor or Pledgor representative (each such Person whose costs and expenses are provided for above being hereinafter referred to as an "Indemnified Party") incurred in connection with (a) the enforcement of, or (b) any renegotiation or restructuring of, this Stockholders' Pledge Agreement and any amendment, waiver or consent relating thereto (including, without limitation, the fees and disbursements of counsel for each Indemnified Party); (ii) pay and hold each Indemnified Party harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Stockholders' Pledge Agreement and save the Collateral Agent and each Indemnified Party harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to the Indemnified Parties) to pay any such taxes, charges or levies; and (iii) indemnify the Collateral Agent and each Indemnified Party from and hold the Collateral Agent and each Indemnified Party harmless against any and all costs, losses, liabilities, claims, damages or expenses actually incurred by any of them (whether or not any of them is designated a party thereto) arising out of or by reason of any investigation, litigation or other proceeding related to this

Stockholders' Pledge Agreement or any transaction contemplated hereby, including, without limitation, the fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding. Notwithstanding anything in this Stockholders' Pledge Agreement to the contrary, none of the Pledgors shall be responsible to any Indemnified Party, for any losses, damages, liabilities or expenses which result solely from such Indemnified Party's gross negligence or willful misconduct as determined in a final judgment of a court of competent jurisdiction. Each of the Pledgors' obligations under this Article VIII shall survive any termination of this Stockholders' Pledge Agreement. Notwithstanding clauses (i) and (ii) above, so long as the Expense Condition is satisfied, ARC Holdings shall pay and hold each Pledgor harmless from and against any and all costs and expenses referred to in clause (i) (b) (to the extent that such renegotiation is primarily for the benefit of the Collateral Agent and Beneficiaries, and initiated by, the Collateral Agent) and clause (ii) of this Article VIII to the extent otherwise payable by Pledgors pursuant to such clause.

                                   ARTICLE IX

                 COVENANT NOT TO ISSUE UNCERTIFICATED SECURITIES

         Each of the Pledgors represents and warrants to the Collateral Agent that all of the common stock forming part of the Pledged Stock is in certificated form (as contemplated by Article 8 of the Uniform Commercial Code as in effect in the State of Delaware), and covenants to the Collateral Agent that it will not seek to convert all or any part of its existing common stock into uncertificated form (as contemplated by Article 8 of the UCC as in effect in the State of Delaware).

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.1 Further Assurances. Each of the Pledgors, at its expense, shall from time to time execute and deliver to the Collateral Agent all such other assignments, certificates, supplemental documents, and financing statements, and shall do all other acts or things as the Collateral Agent may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the validity and priority of the lien and security interest herein created or to otherwise obtain the full benefits of this Stockholders' Pledge Agreement.

         Section 10.2 Term. This Stockholders' Pledge Agreement and the lien arising hereunder (i) shall become effective as of the date hereof upon the execution hereof, and (ii) shall continue in full force and effect until the first to occur of (x) a Qualifying Public Offering (as defined in ARC Holdings' Certificate of Incorporation), (y) a sale of ARC Holdings securities such that no Beneficiary continues to own any ARC Holdings securities or a sale (directly or indirectly) of all or substantially all of the assets of ARC Holdings, and
(z) the second year anniversary of the date of execution of this Stockholders' Pledge Agreement. Notwithstanding clauses (x), (y), and (z) above in this
Section 10.2, or the occurrence of any of the events or circumstances described therein, this Stockholders' Pledge Agreement and the lien arising hereunder, shall, in the event notice of any claimed loss under the Indemnification Agreement is given prior to such occurrence, continue in full force and effect until the indefeasible payment in full of all of the Obligations to the Collateral Agent and Beneficiaries in respect of indemnification claims made within the two (2) year period commencing on the date of execution of this Stockholders' Pledge Agreement. Upon the release of such lien as described in the preceding sentence, the Collateral Agent, at the request and sole expense of each of the Pledgors, shall execute and deliver such documents and instruments as may be necessary to evidence such termination and release.

         Section 10.3 Waivers. Except to the extent expressly otherwise provided herein or in the Indemnification Agreement, each of the Pledgors waives, to the extent permitted by applicable law, (i) any right to require the Collateral Agent to proceed against any other person, to exhaust its rights in any other Collateral, or to pursue any other right which the Collateral Agent may have,
(ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and non-payment, and notice of the intention to accelerate, and (iii) all rights of marshalling in respect of any and all of the Collateral.

         Section 10.4 Obligations Not Affected. The obligations of each of the Pledgors hereunder shall be continuing and irrevocable, absolute and unconditional, primary and original, immediate and not contingent and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by any circumstance or condition including, without limitation, the occurrence of any one or more of the following events:

                  (a) any lack of the validity or enforceability of any of the Obligations under any of the Transaction Documents or any provision thereof or the absence of any action to enforce the same;

                  (b) any change in the time, manner or place of performance or payment of, or in any other term of, all or any of the Obligations or any other modification, supplement or amendment of or any consent to any departure from the terms and conditions of any of the Transaction Documents;

                  (c) any exchange, release or nonperfection of any security for any Obligation or the acceptance of any security therefor;

                  (d) the waiver by any Beneficiary of, or any extension by any Beneficiary of the time for, payment, performance, discharge or observance by any Pledgor of any Obligation or of any default in any of the above, or any extension, indulgence or renewal of any Obligation by any Beneficiary;

                  (e) any bankruptcy, insolvency, winding up, dissolution, liquidation, receivership, or reorganization of, or similar proceedings affecting any Pledgor or its respective assets or any resulting release or discharge of any of the Obligations;

                  (f) the recovery of any judgment against any Person or any action to enforce the same;

                  (g) any failure, omission or delay in the enforcement of the obligations of any Person under any Transaction Document (or any other agreement) or any provision thereof;

                  (h) any set-off, counterclaim, deduction, defense, abatement, suspension, deferment, diminution, recoupment, limitation or termination available with respect to any Obligation, and, to the extent permitted by applicable law, irrespective of any other circumstances that might otherwise limit recourse by or against any Pledgor or any other Person;

                  (i) the obtaining, amendment or release of or consent to any departure from the obligation of any other Person, in addition to any Pledgor, with respect to any Obligation;

                  (j) any compromise, alteration, amendment, modification, extension, renewal, release or other change, or consent or other action, or delay or omission or failure to act, in respect of any of the terms, covenants or conditions of any Transaction Document or Obligation, or any other agreement or any related document referred to therein, or any assignment or transfer of any thereof;

                  (k) any other circumstance that might otherwise constitute a legal or equitable defense available to or a discharge of a guarantor or surety with respect to any Obligation;

                  (l) any manner of application of Collateral, or Proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Obligations or any other assets of any Pledgor, or any furnishing or acceptance of additional Collateral or any release of any existing security;

                  (m) any regulatory change or other governmental action (whether or not adverse);

                  (n) the partial payment or performance of the Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise) shall be accepted or received; or

                  (o) any default, failure or delay, whether as a result of actual or alleged force majeure, commercial impracticability or otherwise, in the performance of the Obligations, or by any other act or circumstance (other than performance) which may or might in any manner or to any extent vary the risk of any Pledgor, or which would otherwise operate as a discharge of the Pledgor as a matter of law.

         Section 10.5 Financing Statement. The Collateral Agent shall be entitled at any time to file this Stockholders' Pledge Agreement or a carbon, photographic, or other reproduction of this Stockholders' Pledge Agreement, as a financing statement, but the failure of the Collateral Agent to do so shall not impair the validity or enforceability of this Stockholders' Pledge Agreement.

         Section 10.6 Survival of Representations and Warranties. The representations and warranties of each Pledgor set forth in Article IV shall survive the effective date of this Stockholders' Pledge Agreement indefinitely.

         Section 10.7 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) when transmitted by telecopy (with an acknowledgment of receipt) or personally delivered on a business day during normal business hours, (b) on the business day following the date of dispatch by overnight courier or (c) on the third business day following the date of mailing by registered or certified mail, with postage prepaid, return receipt requested, in each case addressed to (i) any of the Pledgors at the respective address set forth opposite such Pledgor's name on
Schedule 1, or (ii) any of the Beneficiaries or the Collateral Agent at the respective address set forth below, or in any such case to such other address as such Pledgor, such Beneficiary or the Collateral Agent shall have last designated to the other party by notice given in accordance with this Section 10.7; provided, however, that a notice of a change of address shall not be deemed to have been given until actually received by the addressee.

                  (a) Notice Address for EGI-ARC and/or the Collateral Agent:

                      EGI-ARC Investors, L.L.C.
                      c/o EGI Corporate Investments
                      Two North Riverside Plaza, Suite 600
                      Chicago, Illinois 60606
                      Fax: (312) 575-7024
                           (312) 454-9678
                      Attention to each of:
                      Donald Liebentritt, and
                      William T. White III

                      With a copy to:

                      Rosenberg & Liebentritt, P.C.
                      Two North Riverside Plaza, Suite 1600
                      Chicago, Illinois 60606
                      Fax: (312) 454-0335
                      Attention: Jon Wasserman

                      And copies to each of the Financial Sponsors.


                  (b) Notice Address for  ARC Holdings:

                      ARC Holdings, Inc.
                      Two North Riverside Plaza, Suite 1900
                      Chicago, Illinois 60606
                      Fax: (312) 454-5956
                      Attention: President

                      With copies to:

                      Crouch & Hallett, L.L.P.
                      717 N. Harwood, Suite 1400
                      Dallas, Texas 75201
                      Fax: (214) 922-4193
                      Attention: Timothy R. Vaughan

                      And copies to each of the Financial Sponsors.

                  (c) Notice Address for TP:

                      Telecom Partners II, L.P.
                      3200 Cherry Creek Drive South, Suite 450
                      Denver, Colorado 80209

                      Fax: (303) 765-1110
                      Attention: Steve Schovee
                      With a copy to:

                      Holland & Hart LLP
                      555 Seventeenth Street, Suite 3200
                      Denver, Colorado 80202
                      Fax: (303) 295-8261
                      Attention: Michael S. Quinn

                  (d) Notice Address for CWF, EVW and CIII:

                      c/o Crescendo Venture
                      Management, L.L.C.
                      800 LaSalle Avenue, Suite 2250
                      Minneapolis, Minnesota 55402
                      Fax: (612)607.2801
                      Attention: David Spreng

                      With a copy to:

                      Messerli & Kramer
                      1800 Fifth Street Tower
                      150 S. Fifth Street
                      Minneapolis, Minnesota 55402
                      Fax: (612) 672-3777
                      Attention: Kevin Spreng

                  (e) Notice Address for LEG:

                      Lawrence Equity Group, LLC,
                      c/o Joseph A. Sperske,
                      3615 Country Club Terrace
                      Danville, California  94506
                      Fax: (415) 398-7499
                      Attention: Joseph A. Sperske


                  (f) Notice Address for the Financial Sponsors:

                      Notice as provided in each of (a), (c), (d), and (e), as provided above.


         Section 10.8 Amendments. This Stockholders' Pledge Agreement may be amended, and the observance of any term hereof may be waived, only by a written instrument signed by (a) the Collateral Agent, (b) Financial Sponsors holding not less than 50% of the ARC Holdings Common Stock held by all Financial Sponsors party hereto, and (c) Pledgors holding not less than 50% of the ARC Holdings Common Stock held by all Pledgors.

         Section 10.9 Inconsistent Agreements. No Pledgor shall enter with any Person into any agreement or other arrangement of any kind which is inconsistent with the provisions of this Stockholders' Pledge Agreement or which may impair its ability to comply with this Stockholders' Pledge Agreement.

         Section 10.10 Successors and Assigns. This Stockholders' Pledge Agreement shall be binding upon and inure to the benefit of each of the Pledgors, the Collateral Agent, each of the Beneficiaries, all future holders of the Obligations and each of their respective successors and assigns, except that none of the Pledgors may assign or transfer any of its rights or obligations under this Stockholders' Pledge Agreement without the prior written consent of the Collateral Agent.

         Section 10.11 Severability. Each provision of this Stockholders' Pledge Agreement shall be considered severable and if for any reason any provision which is not essential to the effectuation of the basic purposes of this Stockholders' Pledge Agreement is determined by a court of competent jurisdiction to be invalid, unenforceable or contrary to existing or future applicable law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those provisions of this Agreement which are valid, enforceable and legal. In that case, this Stockholders' Pledge Agreement shall be construed so as to limit any term or provision to the minimum extent necessary so as to make it valid, enforceable and legal within the requirements of any applicable law, and, in the event such term or provision cannot be so limited, this Stockholders' Pledge Agreement shall be construed to omit such invalid, unenforceable or illegal provisions.

         Section 10.12 Counterparts. This Stockholders' Pledge Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         Section 10.13 Governing Law. This Stockholders' Pledge Agreement shall be governed by the laws of the State of Delaware (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).

         Section 10.14 Consent to Jurisdiction and Service of Process; Appointment of Agent for Service of Process. Each Pledgor hereby consents to the jurisdiction of any state or federal court located within the State of Delaware and irrevocably agrees that all actions or proceedings arising out of or relating to this Stockholders' Pledge Agreement shall be litigated in such courts. Each Pledgor accepts for itself and in connection with its respective properties, generally and unconditionally, the exclusive jurisdiction and venue of the aforesaid courts and waives any defense of forum non conveniens, and irrevocably agrees to be bound by any nonappealable judgment rendered thereby in connection with this Stockholders' Pledge Agreement. The parties hereto agree to appoint and failing any such appointment, authorize any other party to appoint on such Person's behalf and maintain the Corporation Trust Company and such other persons, in each case within the State of Delaware, as may hereinafter be selected by them who irrevocably agree in writing to so serve as agent, to receive, on behalf of the parties hereto, service of all process in any such proceedings in any such court, such service being hereby acknowledged by the parties hereto to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the parties hereto, as provided herein, except that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by the parties hereto refuses to accept service, the parties hereto agree that service upon the respective party hereto by registered mail shall constitute sufficient service. Nothing herein shall affect the right of the parties hereto to serve process in any other manner permitted by law.

         Section 10.15 Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Stockholders' Pledge Agreement or the transactions contemplated hereby.

         Section 10.16 No Waiver; Remedies Cumulative. No failure or delay on the part of the Collateral Agent in exercising any right, power or privilege hereunder, and no course of dealing between any of the Pledgors and the Collateral Agent, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent would otherwise have on any future occasion. The rights and remedies herein expressly provided are cumulative and may be exercised singly or concurrently and as often and in such order as the Collateral Agent deems expedient and are not exclusive of any rights or remedies that the Collateral Agent would otherwise have, whether by security agreement or now or hereafter existing under applicable law. No notice to or demand on any of the Pledgors in any case shall entitle any of the Pledgors to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent to any other or future action in any circumstances without notice or demand.

         Section 10.17 Entire Agreement; Nonwaiver. This Stockholders' Pledge Agreement together with the other Transaction Documents supersedes all prior agreements between the parties with respect to the subject matter hereof and contains the entire agreement between the parties with respect to such subject matter. No delay on the part of any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any waiver, express or implied, by any party of any right hereunder or of any failure to perform or breach hereof by any other party constitute or be deemed a waiver of any other right hereunder or of any other failure to perform or breach hereof by the same or any other party, whether of a similar or dissimilar nature.

         Section 10.18 Tax Aspects. The parties agree that, for all federal, state and local income and other tax purposes, (i) each of the Pledgors shall constitute the owner of the Collateral and (ii) all items of income, gain and loss in respect of the Collateral shall be income, gain or loss, as the case may be, of each of the Pledgors, both before and after any Loss.

         IN WITNESS WHEREOF, the parties have caused this Stockholders' Pledge Agreement to be executed by their respective, duly authorized officers as of the date first above written.




                                     ALLIED RISER COMMUNICATIONS HOLDINGS, INC.



                                            /s/ TODD DOSHIER
                                            ------------------------------------
                                     By:    Todd Doshier
                                     Its:   Chief Financial Officer



                                     EGI-ARC INVESTORS, L.L.C.
                                     (as collateral agent and in its individual capacity)

                                            By:   GAMI Investments, Inc.,
                                                  Its Managing Member


                                            /s/ DONALD J. LIEBENTRITT
                                            ------------------------------------
                                     By:    Donald J. Liebentritt
                                     Its:   Vice President



                                     TELECOM PARTNERS II, L.P.

                                            By:   Telecom Management II, L.L.C.,
                                            Its:  General Partner


                                            /s/ STEPHEN W. SCHOVEE
                                            ------------------------------------
                                     By:    Stephen W. Schovee
                                     Its:   Managing Member

                                     CRESCENDO WORLD FUND, LLC

                                            By:   Crescendo Ventures World Fund,
                                                  LLC
                                            Its:  Managing Member


                                            /s/ JEFFREY R. TOLLEFSON
                                            ------------------------------------
                                     By:    Jeffrey R. Tollefson
                                     Its:   Partner



                                     EAGLE VENTURES WF, LLC


                                            /s/ JEFFREY R. TOLLEFSON
                                            ------------------------------------
                                     By:    Jeffrey R. Tollefson
                                     Its:   Vice President



                                     CRESCENDO III, L.P.

                                            By:   Crescendo Ventures III, LLC
                                            Its:  General Partner


                                            /s/ JEFFREY R. TOLLEFSON
                                            ------------------------------------
                                     By:    Jeffrey R. Tollefson
                                     Its:   Partner



                                     LAWRENCE EQUITY GROUP, LLC


                                            /s/ JOSEPH A. SPERSKE
                                            ------------------------------------
                                     By:    Joseph A. Sperske
                                     Its:   Vice President

                                       /s/ JAMES P. BREEN
                                       -----------------------------------------
                                       James P. Breen

                                       /s/ DAVID H. CRAWFORD
                                       -----------------------------------------
                                       David H. Crawford

                                       /s/ TODD DOSHIER
                                       -----------------------------------------
                                       Todd Doshier

                                       /s/ MIKE SCHMITT
                                       -----------------------------------------
                                       Mike Schmitt

                                       /s/ CHUCK YEARGAIN
                                       -----------------------------------------
                                       Chuck Yeargain

                                   SCHEDULE 1


                         LIST OF PLEDGED STOCK ISSUED BY
                   ALLIED RISER COMMUNICATIONS HOLDINGS, INC.


                                                 CERTIFICATE                               NUMBER OF
NAME                      ADDRESS                NUMBER             CLASS                  SHARES
------------------        --------------------   ------------       -------------------    ----------
James P. Breen            230 Laurel Avenue      12                 ARC Holdings Common    3,800,000
                          Wilmette, IL 60091                        Stock


David H.                  1510 Dearborn Pkwy,    24                 ARC Holdings           6,600,000
Crawford                  Apt. #401                                 Common STock
                          Chicago, IL
                          60610

Todd Doshier              2720 Daniel Avenue     31                 ARC Holdings           6,529,712
                          Dallas, TX                                Common Stock

Mike Schmitt              6412 Armstrong                            ARC Holdings           3,850,369
                          Dallas, TX 75205       99                 Common Stock


Chuck Yeargain            6116 Annadale Drive,   128                ARC Holdings           4,775,165
                          Fort Worth TX                             Common Stock